YieldMax Innovation Option Income Strategy ETF

SCHEDULE OF INVESTMENTS at July 31, 2023 (Unaudited)

		Principal Amount	Value
United States Treasury Obligations - 77.4%
United States Treasury Inflation Indexed Notes - 77.4%
0.750%, 12/31/2023		$22,960,000	$22,526,368
0.750%, 11/15/2024		24,227,000	22,874,168
			45,400,536
Total United States Treasury Obligations
(Cost $45,539,542)			45,400,536

	Contracts (1)	Notional Amount
Options Purchased - 9.4%
Call Options - 9.4%
ARK Innovation ETF	11,770	58,269,750	5,531,900
Expiration: 09/15/2023, Strike Price: $47 (2)
Total Options Purchased
(Cost $4,424,723)			5,531,900

		Shares
Short-Term Investments - 13.6%
Money Market Funds - 13.6%
First American Government Obligations Fund, Class X, 5.175% (3)		7,990,525	7,990,525
Total Short-Term Investments
(Cost $7,990,525)			7,990,525

Total Investments in Securities - 100.4%
(Cost $57,954,790)			58,922,961
Liabilities in Excess of Other Assets - (0.4)%			(253,680)
Total Net Assets - 100.0%			$58,669,281

Percentages are stated as a percent of net assets.

(1)	100 shares per contract.
(2)	Held in connection with a written option contract. See the Schedule of Options Written for further information.
(3)	The rate shown is the annualized seven-day effective yield as of July 31, 2023.

YieldMax Innovation Option Income Strategy ETF

SCHEDULE OF OPTIONS WRITTEN at July 31, 2023 (Unaudited)

	Contracts (1)	Notional Amount	Value
Options Written - 4.6%
Call Options Written - 2.1%
ARK Innovation ETF
Expiration: 08/04/2023, Strike Price: $52	220	$1,087,900	$7,260
Expiration: 08/04/2023, Strike Price: $49	1,000	5,045,000	177,000
Expiration: 08/04/2023, Strike Price: $49.50	180	908,100	24,660
Expiration: 08/04/2023, Strike Price: $50	5,000	25,225,000	575,000
Expiration: 08/04/2023, Strike Price: $50.50	5,370	27,091,650	456,450
			1,240,370
Put Options Written - 2.5%
ARK Innovation ETF
Expiration: 09/15/2023, Strike Price: $47 (2)		58,269,750	1,462,005
Total Options Written
(Premiums Received $3,138,861)			$2,702,375

(1)	100 shares per contract.
(2)	FLexible EXchange® Options

Summary of Fair Value Exposure at July 31, 2023 (Unaudited)

The YieldMax Innovation Option Income Strategy ETF  (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments and options written as of July 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$–	$45,400,536	$-	$45,400,536
Options Purchased	5,531,900	–	–	5,531,900
Short-Term Investments	7,990,525	–	–	7,990,525
Total Investments in Securities	$13,522,425	$45,400,536	$–	$58,922,961

Options Written	Level 1	Level 2	Level 3	Total
Call Options Written	$1,240,370	$–	$–	$1,240,370
Put Options Written	1,462,005	–	–	1,462,005
Total Options Written	$2,702,375	$–	$–	$2,702,375